UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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                                                                     American Church Mortgage Company
 (Name of Registrant as Specified In Its Charter)

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AMERICAN CHURCH MORTGAGE COMPANY
10237 YELLOW CIRCLE DRIVE
MINNETONKA, MINNESOTA 55343
(952) 945-9455

April 21, 2010
Dear Shareholder:

You are invited to attend the 2010 Annual Meeting of Shareholders of American Church Mortgage Company to be held at 10237 Yellow Circle Drive, Minnetonka, Minnesota, 55343, on June 3, 2010 at 10:00 a.m., local time.

The attached Notice of Annual Meeting and proxy statement describes each business proposal for your action. After the business of the meeting has been concluded, shareholders will be given an opportunity to ask appropriate questions.

The proposals and the vote the Board of Directors recommends are:
	Proposal	Recommended Vote
1.	Election of four (4) directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.	FOR
2.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2010.	FOR

A notice of Annual Meeting, a form of proxy and a proxy statement containing information about the matters to be acted upon at the Annual Meeting of Shareholders are enclosed.  A copy of the Company’s Annual Report on Form 10-K is also enclosed, but should not be considered proxy solicitation material.  Upon written request, the Company will provide each shareholder being solicited by this proxy statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to our office at: 10237 Yellow Circle Drive, Minnetonka, Minnesota, 55343, Attn: Philip J. Myers, Corporate Secretary and President.

Your vote is very important and we urge you to complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying proxy statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                   Sincerely,

                   AMERICAN CHURCH MORTGAGE COMPANY

                    /s/ Philip J. Myers
                   Philip J. Myers
                   President

AMERICAN CHURCH MORTGAGE COMPANY
–––––––––––––––––
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2010
AT 10:00 A.M.

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at ACMC’s office at 10237 Yellow Circle Drive, Minnetonka, Minnesota, 55343, at 10:00 a.m., local time, on June 3, 2010.

This meeting is being held for the following purposes:

1.	To elect four (4) persons to serve as directors until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2010.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 19, 2010 will be entitled to notice of or to vote at the meeting or any adjournment thereof. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly.  A return envelope is enclosed for your convenience.

By Order of the Board of Directors,
/s/ Philip J. Myers
Philip J. Myers, President and Secretary
Minnetonka, Minnesota
April 21, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on June 3, 2010.

The proxy materials, including the proxy statement and the 2009 Annual Report are available at the “Investors Relations” tab on our website at: www.church-loans.net.

AMERICAN CHURCH MORTGAGE COMPANY

10237 YELLOW CIRCLE DRIVE
MINNETONKA, MINNESOTA 55343
(952) 945-9455
–––––––––––––––
PROXY STATEMENT
––––––––––––––––

ANNUAL MEETING OF SHAREHOLDERS
JUNE 3, 2010

This proxy statement and the accompanying proxy card are being mailed, beginning on April 21, 2010, to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2010 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

TABLE OF CONTENTS

GENERAL INFORMATION	3
PROPOSAL 1: ELECTION OF DIRECTORS	7
HOW DOES THE BOARD OPERATE?	9
HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED?	10
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND
CORPORATE GOVERNANCE; COMPLIANCE WITH SECTION 16(a) OF THE
EXCHANGE ACT	11
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR
INDEPENDENCE	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS	16
EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS	17
DIRECTOR COMPENSATION	17
PRINCIPAL ACCOUNTANT FEES AND SERVICES	18
PROPOSAL 2: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	19
SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF
SHAREHOLDERS	20
OTHER MATTERS	20
EXHIBITS
ANNUAL REPORT ON FORM 10-K
PROXY

GENERAL INFORMATION

The questions and answers set forth below provide general information regarding this proxy statement and our Annual Meeting of Shareholders.

When are our annual report to shareholders and this proxy statement first being sent to shareholders?

This proxy statement is being sent to shareholders beginning on April 21, 2010.  The Company’s 2009 Annual Report to Shareholders on Form 10-K accompanies this proxy statement.

What am I voting on?

1.	The election of four (4) Board members, each for a one-year term or until their successors are elected and qualified.
2.	The ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2010.

The Board of Directors recommends that you vote “FOR” each proposal.

Who is entitled to vote at the Annual Meeting and how many votes do they have?

Common shareholders of record at the close of business on April 19, 2010 may vote at the Annual Meeting. Each share has one vote. There were 2,472,081 common shares outstanding on April 19, 2010.  For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during normal business hours at the our offices.  This list will also be available at the Annual Meeting.

How do I vote?

You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our shareholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our shareholders to enable them to vote.  However, if you would like to attend in person and need directions to the Company’s offices where the Annual Meeting will be held, please contact our Corporate Secretary and President, Philip J. Myers at (952) 945-9455.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the Annual Meeting as you direct without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by your proxy as you instruct on your returned proxy card.

By completing and returning the proxy card, whom am I designating as my proxy?

You will be designating Philip J. Myers and Scott J. Marquis as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on the proposals, your proxy will vote: “FOR” the election of Philip J. Myers, Kirbyjon H. Caldwell, Dennis J. Doyle and Michael G. Holmquist as Directors and “FOR” the ratification of the appointment of our independent registered public accounting firm.  We do not intend to bring any other matters for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

How do I vote using my proxy card?

Other than attending the Annual Meeting and voting in person, you must vote by mail.  To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

How do I revoke my proxy?

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Notifying our Corporate Secretary, Philip J. Myers, in writing at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, that you are revoking your proxy;
•	Executing a later-dated proxy card; or
•	Attending and voting by ballot at the Annual Meeting.

Is my vote confidential?

Yes, only certain of our officers will have access to your card.

Who will count the votes?

An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

What constitutes a quorum?

As of April 19, 2010, 2,472,081 of our common shares were issued and outstanding. The holders of one-third (1/3) of the shares outstanding and entitled to vote, represented either in person or by proxy, constitute a quorum for the transaction of business. If you sign and return your proxy card, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the Annual Meeting, the shareholders present in person or, by proxy may adjourn the meeting to a date not more than 120 days after June 3, 2010, until a quorum is present.

How will my vote be counted?

With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

With respect to approval of and appointment of our independent registered public accounting firm, votes may be cast for or against the proposal or the proxy may be instructed to abstain. Abstentions will be treated as “No” votes.

What percentage of the Company’s common shares do the directors and executive officers own?

Our Board of Directors and executive officers beneficially owned 3.43% of our common shares as of April 19, 2010. (See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” for more details.)

Who is soliciting my proxy, how is it being solicited and who pays the cost?

American Church Mortgage Company is soliciting your proxy. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile.  Computershare Trust Company, Inc., our transfer agent, will be assisting us for a fee, plus out-of-pocket expenses. In 2009, we paid Computershare approximately $5,300, which included out-of-pocket expenses, for assisting us with our proxy solicitation.  American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

Can I vote on-line over the Internet?

We currently do not offer to shareholders on-line voting over the Internet.  The Company has determined the cost to provide internet on-line voting to be prohibitive at this time.  However, you may view and download the proxy materials, including the proxy statement and the Company’s Annual Report on Form 10-K from our website.  The website to view and download this information is www.church-loans.net under the “Investor Relations” tab.  References to our website are not intended to and do not incorporate information found on the website into this proxy statement.

Do we have any significant shareholders?

We have no shareholders who beneficially owned more than 5.0% of our stock as of April 19, 2010.

When are shareholder proposals for the year 2011 shareholder meeting due?

Shareholder proposals to be presented at the 2011 Annual Meeting must be submitted in writing by January 22, 2011 to Philip J. Myers, President, at 10237 Yellow Circle Drive,

Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading “Shareholder Proposals for the 2011 Annual Meeting of Shareholders” and “Election of Directors” for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

PROPOSAL 1
ELECTION OF DIRECTORS

Pursuant to our Bylaws, the Board has fixed at four (4) the number of directors to be elected at the Annual Meeting. Unless otherwise indicated thereon, the proxy holders will vote “FOR” the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board.  If any nominee is unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

The four (4) nominees who receive the highest number of votes will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE BOARD NOMINEES LISTED BELOW.

Nominees

The following table sets forth certain information regarding the nominees.

Name	Age	Biographical Summary	Director Since

Philip J. Myers	54
Mr. Myers has been our Chairman, President and Secretary since April 2001.  He has also served as President, Treasurer, shareholder and a director of our Advisor, Church Loan Advisors, Inc. since 1994, President, Secretary, and a director of American Investors Group, Inc., an underwriter of our securities offerings, since 1996, and of its parent company, Apostle Holdings Corp. since 2000. Mr. Myers has been an officer of American Investors Group, Inc. and has engaged directly in church mortgage lending since 1989. He earned his bachelor of arts degree in political science in 1977 from the State University of New York at Binghamton and his juris doctor degree from the State University of New York at Buffalo School of Law in 1980.  From 1980 to 1982, Mr. Myers served as an attorney in the Division of Market Regulation of the U.S. Securities and Exchange Commission in Washington, D.C. and, from 1982 to 1984, as an attorney with the Division of Enforcement of the Securities and Exchange Commission in San Francisco. From August 1984 to January 1986, he was employed as an attorney with the San Francisco law firm of Wilson, Ryan and Compilongo where he specialized in corporate finance, securities and broker–dealer matters. From January 1986 to January 1989, Mr. Myers was Senior Vice President and General Counsel of Financial Planners Equity Corporation, a 400 broker securities dealer formerly located in Marin County, California. He became affiliated with American Investors Group, Inc. in 1989. He is an inactive member of the New York, California and Minnesota State Bar Associations. Mr. Myers holds General Securities Representative and General Securities Principal licenses with the Financial Industry Regulation Authority (FINRA).  Mr. Myers’ 22 years of experience in church lending combined with the practice of law in the securities, corporate and regulatory arenas and his experience as a CEO afford him a comprehensive and broad-based insight into managing the direction, opportunities and challenges of the Company.

2001

Kirbyjon H. Caldwell	56
Reverend Caldwell has served as an independent director of the Company since 1994. He has been Senior Pastor of Windsor Village United Methodist Church in Houston, Texas since January 1982. The membership of Windsor Village is approximately 14,400. Rev. Caldwell received his B.A. degree in Economics from Carlton College (1975), an M.B.A. in Finance from the University of Pennsylvania’s Wharton School (1977), and his Masters in Theology from Southern Methodist University School of Theology (1981). He is a member of the Boards of Directors of Continental Airlines, National Children’s Defense Fund, Baylor College of Medicine, Greater Houston Partnership, Advisory Board of Amergy Bank of Texas, NRG, Inc., Bridgeway Capital Management and the American Cancer Society. He is also the founder and member of several foundations and other community development organizations. Rev. Caldwell brings to the Company’s board a unique combination of talents as a former financial services professional with an MBA and a leading denominational pastor with national recognition.  He is uniquely qualified to advise management on the direction and thinking of church leaders, the principal market of the Company.

		1994
Dennis J. Doyle	57
Mr. Doyle has served as an independent director of the Company since 1994.  He is a shareholder and co–founder of Welsh Companies, Inc., Minneapolis, Minnesota, a full–service real estate company involved in property management, brokerage, investment sales, construction and commercial development. Since 1977, he has held many positions within Welsh’s services business ranging from manual laborer to licensed broker to positions in executive management. He has served as Chief Executive Officer of Welsh since 1987. He will cease serving as Welsh’s CEO and assume the role of Chairman of the Board of Welsh Property Trust, Inc. (“Welsh REIT”) upon the completion of the Welsh REIT offering. Mr. Doyle has been a director of Welsh REIT since its formation on December 18, 2009. He continues to hold a real estate broker’s license in Minnesota. Mr. Doyle is the founder and chief executive officer of Hope For The City, a privately funded, not-for-profit organization established to fight poverty, hunger, and disease by utilizing corporate surplus. Mr. Doyle is a member of the board of directors of Egan Company, Gresser Companies, Inc., Tradition Capital Bank and a former director of the Rottlund Company, Inc. Mr. Doyle’s 30 years in real estate and years as the CEO of a growing commercial real estate company, in addition to his 15 years of service on the Company’s Board allows him to offer profound insight into the management of the Company’s real estate-based lending activities.

		1994

Michael G. Holmquist	60
Mr. Holmquist has served as an independent director of the Company since 2003.  Mr. Holmquist is a Certified Public Accountant practicing from his office in Deephaven, Minnesota.  Prior to entering the accounting field in 1977, he worked for two years as a public school teacher and served four years in the U.S. Coast Guard.  He is a graduate of St. Olaf College.  Mr. Holmquist was an original incorporator of American Investors Group and an employee of the firm from 1986-1989. Mr. Holmquist’s experience as a CPA and tax professional qualifies him to lead our Sarbanes-Oxley accounting compliance efforts as well as regularly evaluate our internal control and reporting procedures.
2003

How does the Board operate?

During 2009, the Board of Directors had four meetings. The attendance policy of the Board encourages and expects all board members to attend all Board meetings.  Last year, Mr. Myers and Mr. Holmquist attended 100% of the meetings held.  Mr. Caldwell attended one meeting and Mr. Doyle attended three meetings.

The Company encourages attendance at the Annual Shareholder Meeting, but has no policy regarding attendance in light of the fact that very few shareholders attend the Annual Meeting in person.  Our directors are invited, and frequently one or more of our directors are in attendance at the Annual Meeting.  One director attended the 2009 Annual Shareholder Meeting.

The Board has no separately-designated standing audit committee, compensation committee, nominating or executive committee. The Company’s entire Board performs the functions of an audit committee, but the Board has not designated an “audit committee financial expert.” The Company believes that several of its independent directors qualify for such a designation, but does not believe the designation of a specific individual is necessary at this time since the Company is managed by its advisor, Church Loan Advisors, Inc. (the “Advisor”).

How are Executives and Directors compensated?

Since inception, the Company has not had any employees, and until the November 2009 appointment of Scott J. Marquis as Chief Financial Officer and Treasurer, the Company had only one executive officer, Philip J. Myers, who serves in several capacities (described below).

Executive Officers

The following table sets forth certain information regarding the Company’s executive officers.

Name	Age	Position	Biographical Summary
Philip J. Myers	54	Chairman, President and Secretary	(See Director Nominee table above.)
Scott J. Marquis	52	Chief Financial Officer and Treasurer
Scott J. Marquis, is our Chief Financial Officer and Treasurer.  He was appointed to this position in November 2009 by our Board of Directors.  He is also currently employed full-time as Chief Financial and Operating Officer of the underwriter, American Investors Group, Inc., where he has been employed since February 1987. Prior to his employment with American Investors Group, Inc., Mr. Marquis was employed for approximately seven years with the Minneapolis-based broker dealer, Piper Jaffray Companies in various capacities within its operations department. Mr. Marquis attended the University of Minnesota, Minneapolis, Minnesota and served in the United States Coast Guard Reserve.  Mr. Marquis is a licensed financial principal and registered representative of American Investors Group, Inc., holds his Series 7, 63 and 27 licenses from the Financial Industry National Regulatory Authority (FINRA) and holds a Minnesota life/accident/health insurance license (inactive). Mr. Marquis’ knowledge of and experience in operating a public REIT company allow him to provide valuable insights to the board in its oversight of the Company’s operations as a REIT.

Neither of the Company’s officers receive any compensation for their services.  The Company’s business is managed by the Advisor.  The actions and decisions of the Company and the Advisor are governed by the Company’s independent directors and pursuant to the Company’s Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. As such, the Company has not adopted a Code of Ethics.

In addition, because the Company has no employees, and because neither Mr. Myers nor Mr. Marquis is compensated by the Company, there is no Company compensation committee. However, we currently pay each independent director $500 for each board meeting attended ($400 for telephonic meetings), limited to $2,500 per year. We also reimburse directors for travel expenses incurred in connection with their duties as our directors; no reimbursements were paid in 2009. Please see “Director Compensation” on page 17. As a non-independent director, Philip J. Myers receives no compensation or reimbursements in connection with his service on our Board of Directors.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE GOVERNANCE; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Qualifications of Candidates for Election to the Board

The Company’s Directors take a critical role in guiding the Company’s strategic direction and considering the composition of the Board.  Since 1994, we have had very little turnover on the Board (one independent member resigned in 2003 and a new, independent member was added in July 2003; one other member resigned in May 2008). As such, the Company does not have a separate nominating committee. When Board candidates are considered, they are evaluated based upon their ability to qualify as independent directors under Section 3.3 of the Company’s Bylaws and other various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity in judgment.  To date, the Company has not taken specific diversity considerations (other than those specified) into account when nominating or considering board candidates and has no policy in this regard. In addition, director candidates must have time available to devote to Board activities.  Accordingly, the Board seeks to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. See “Process for Identifying and Evaluating Candidates for Election to the Board” below for further discussion of how the Board operates in connection with nominations.  The Company’s Bylaws are available on its website, www.church-loans.net, under the “Investor Relations” tab. References to our website are not intended to and do not incorporate information found on the website into this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Mr. Myers has served as Chairman of the Company’s Board of Directors and President since April 2001. The Board of Directors believes it is important to select its Chairman and the Company’s President in the manner it considers in the best interests of the Company at any given point in time.  The Board of Directors believes that the most effective leadership structure for the Company is for Mr. Myers to serve as both the Company’s Chairman and President because a single position reduces the need to hire and compensate additional personnel.  Moreover, the Board of Directors recognizes that, given Mr. Myers’ familiarity with the Company’s day-to-day operations and his long-standing experience with the Company, it is valuable to have him lead board discussions. The Company does not have a lead independent director. Rather, the three independent directors as a group fulfill the role of reviewing all proposed transactions that involve potential conflicts of interest and proposing matters for consideration or action by management. The Board of Directors and management view this level of independent director involvement as adequate given the nature of the Company and its business.  In particular, due to the limited size of the Company’s operations and headcount and the well-defined nature of its business and operating results, the Company has not required more formal and extensive interaction, and the Board of Directors has not considered it necessary to date.

With respect to the Board of Directors’ role in the risk oversight of the Company, the Board of Directors has set forth which transactions may require the prior approval of the Board of Directors (or a independent portion thereof) and which transactions may proceed with management authorization and without any such Board of Directors’ prior approval. In short, other than with respect to the purchase and sale of church bonds for our portfolio in the ordinary course of business, as described below, all future transactions between us and our officers, directors and affiliates must be approved, in advance, by a majority of our independent directors.

Process for Identifying and Evaluating Candidates for Election to the Board

The Company’s Board of Directors has no separate nominating committee, however, management of the Company reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommends to the full Board of Directors the persons to be nominated for election at each annual meeting of shareholders of the Company.  In the case of incumbent directors, the Board reviews such directors’ overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the applicable independence standards.  In the case of any new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board determines whether the candidate meets the applicable independence standards and the level of the candidate’s financial expertise.  Any new candidates would be interviewed by the management of the Company and, if appropriate, then by all members of the Board.  The full Board will approve the final nominations.  The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Shareholder Nominations of Director Candidates

Shareholders may nominate Director candidates for consideration by management of the Company by writing to Philip J. Myers and providing to Mr. Myers the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as reasonably available and sufficient to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.”  The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  Written notice must be given at least 120 days before the date of the next annual meeting of shareholders.  If a shareholder nominee is eligible, and if the nomination is proper, management then will deliberate and make its recommendation to the Board of Directors.  For the 2010 Annual Meeting of Shareholders, the Board of Directors did not receive nominations for director candidates from eligible shareholders or groups of shareholders. Additionally, there were no changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s 2009 Annual Meeting of Shareholders.

Communications with the Board

Shareholders can communicate directly with the Board by writing to Mr. Philip J. Myers or by calling Mr. Myers at (952) 945-9455 (x126) or via e-mail at phil@amerinvest.com.  All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in their ownership of common stock. Officers, directors and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge during the year ended December 31, 2009, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with other than the following: Mr. Myers filed a Form 4 on April 16, 2010 regarding eight transactions, and Mr. Holmquist filed a Form 3 and a Form 4 on April 19, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

General

The Company’s and the Advisor’s activities are governed, in part, by the Company’s Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. Other than with respect to the purchase and sale of church bonds for our portfolio in the ordinary course of business, as described below, all future transactions between us and our officers, directors and affiliates must be approved, in advance, by a majority of our independent directors.

Our Advisor

Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (our “Advisor”), which provides investment advisory and administrative services. Church Loan Advisors, Inc. is a Minnesota corporation and has acted as our Advisor since inception in 1994. Our Advisor provides lending and advisory services solely to us, and administers our business affairs and operations.

The following table sets forth the names and positions of the officers and directors of the Advisor:

Name	Position
Philip J. Myers	President, Treasurer and Director
Scott J. Marquis	Vice President, Secretary

Our Advisory Agreement

We have entered into a contract with our Advisor (the “Advisory Agreement”) under which our Advisor furnishes advice and recommendations concerning our affairs, provides administrative services to us, and manages our day-to-day affairs. In performing its services under the Advisory Agreement, our Advisor may use facilities, personnel and support services of its affiliates. Expenses, such as legal and accounting fees, director fees, stock transfer agent and registrar and paying agent fees, are our direct expenses and are not provided for by our Advisor as part of its services.

The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, by a majority of our independent directors, that our Advisor’s performance has been satisfactory and that the compensation paid by us to our Advisor has been reasonable. The Advisory Agreement was reviewed and renewed for a one-year period on July 15, 2009. We may terminate the Advisory Agreement without cause or penalty on 60 days’ written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require us to change our name to a name that does not contain the word “American,” “America” or the name of the Advisor or any approximation or abbreviation thereof. However, we may continue to use the word “church” in our name. Our directors must determine that any successor Advisor possesses sufficient qualifications to perform the Advisory function for us and justify the compensation provided for in its contract with us.

Pursuant to the Advisory Agreement, our Advisor is required to pay all of the expenses it incurs in providing us services including, but not limited to, personnel expenses, rental and other office expenses of officers of the Advisor (except out-of-pocket expenses of such persons who are our directors or officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly relating to the closing of loan transactions.

In the event that our total operating expenses exceed in any calendar year the greater of (a) 2% of our average invested assets or (b) 25% of our net income (before interest expense), the

 Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. Our independent directors may, upon a finding of unusual and non–recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

    Our Bylaws provide that our independent directors are to determine, at least annually, the reasonableness of the compensation which we pay to our Advisor. Factors to be considered in reviewing the Advisory fee include the size of the fees of the Advisor in relation to the size and composition of our assets, our profitability, the rates charged by other advisors performing comparable services, the success of our Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by our Advisor for other services performed, the quality and extent of service and advice furnished by our Advisor, the quality of our investments in relation to investments generated by our Advisor for its own account, if any, and the performance of our investments.

Pursuant to the Advisory Agreement, we pay our Advisor an annual base management fee of 1.25% of average invested assets on the first $35 million of such assets, 1.00% on assets from $35 million to $50 million, and .75% on assets in excess of $50 million.  Although entitled to do so, the Advisor does not assess its management fee on the church bond portion of our portfolio, but rather only on the church loan portion of our portfolio.  For purposes of the Advisory Agreement, the Company’s Invested Assets means outstanding church loans, and does not include church bonds or cash equivalent temporary investments.  As defined in the Advisory Agreement, we remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 2009 and 2008, we paid our Advisor $386,000 and $452,000, respectively.

American Investors Group, Inc.

In the course of our business, we have purchased and may continue to purchase church bonds being underwritten and sold by American Investors Group, Inc., an affiliate of our Advisor.  Mr. Myers owns American Investors Group, Inc. and has been President, Treasurer and a director of this securities brokerage firm since 1996.  Although we have not and would not pay any commissions, American Investors Group, Inc. benefits from such purchases as a result of commissions paid to it by the issuer of the bonds. It also may benefit from mark-ups on bonds we buy from it and mark-downs on bonds we sell through it on the secondary market. We purchase church bonds for investment purposes only, and only at the public offering price. Church bonds we purchase in the secondary market, if any, are purchased at the best price available, subject to customary mark-ups (or in the case of sales – mark-downs), on terms no less favorable than those applied to other customers of American Investors Group, Inc. Our principals and our Advisor may receive a benefit in connection with such transactions due to their affiliation with the underwriter.

Director Independence

The Company’s Board of Directors has determined that each of Dennis J. Doyle, Kirbyjon H. Caldwell and Michael G. Holmquist are “independent,” as that term is defined in NASAA REIT Guidelines and in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. Accordingly, the Board is composed of a majority of independent directors.  There are no transactions with the directors which were evaluated in connection with the Board’s determination of the independence or which have not already been disclosed elsewhere in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of April 19, 2010, the number of shares beneficially owned by each director and by all executive officers and directors as a group, and any beneficial owners of 5% or more of our outstanding stock, based on 2,472,081 shares of common stock outstanding at that date.  Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the shares set forth opposite their respective names.

Name and address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Philip J. Myers	83,187 (2)	3.36%
Scott J. Marquis	1,300	0.05%
Kirbyjon H. Caldwell	--	--
Dennis J. Doyle	--	--
Michael H. Holmquist	319	0.01%
All Executive Officers and Directors as a Group (five individuals)	84,806	3.43%

(1)           The address for each of the officers and directors is 10237 Yellow Circle Drive, Minnetonka, Minnesota55343.
(2)           This number includes 26,514 shares owned directly by Mr. Myers and 56,673 shares owned by AIGI, anaffiliate of our Advisor, which affiliate is 100% owned by Mr. Myers.

EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS

The Company pays no compensation to its officers and has no other employees.  The Company has no equity compensation plans.  Because no compensation or equity awards have been awarded to, earned by or paid to any executive officer of the Company, the Company has not included any tables or charts describing executive compensation.  However, compensation paid to our directors is described below.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Incentive Plan Compensation	All Other Compensation	Total

Kirbyjon H. Caldwell	$1,000	n/a	n/a	n/a	n/a	n/a	$1,000
Dennis J. Doyle	$1,400	n/a	n/a	n/a	n/a	n/a	$1,400
Michael G. Holmquist	$1,600	n/a	n/a	n/a	n/a	$18,299 (2)	$19,899
Philip J. Myers	n/a	n/a	n/a	n/a	n/a	n/a	--

(1)
All Directors, except Philip J, Myers, are paid $500 per board meeting attended ($400 for telephonic meetings), limited to $2,500 per year, and reimbursed for travel expenses incurred in connection with their duties as directors; no reimbursements were paid in 2009.

(2)
Mr. Holmquist was paid an additional $18,299 during 2009 for auditing and testing the Company’s internal controls to determine if the Company has established and is maintaining an adequate system of controls as defined by Section 404 of the Sarbanes-Oxley Act of 2002.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P., the Company’s independent registered public accounting firm, for professional services rendered for the years ended December 31, 2009 and 2008.

	Years Ended December 31,
	2009	2008
Audit Fees (1)	$111,313	$85,805
Audit-Related Fees (2)	366	930
Tax Fees (3)	1,765	3,685
All Other Fees (4)	39,207	-
Total	$152,651	$90,420

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”  In fiscal year 2009, the Company paid $366 for audit-related services.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

(4)
All Other Fees consist of fees for products and services other than the services reported above. In fiscal year 2009, the Company paid $38,307 in fees related to the Company’s Series C Secured Investor Certificate offering, and $1,000 in fees for assistance with a miscellaneous accounting matter.

Audit Committee Report

The Board has no separately-designated standing audit committee, and the entire Board performs the functions of an audit committee.  In this capacity, the Board has reviewed and discussed the audited financial statements with management and has discussed with management and the Company’s external auditors, Boulay, Heutmaker, Zibell & Co., P.L.L.P. (“BHZ”), the Company’s consolidated financial statements for the fiscal year ended December 31, 2009 and the Company’s internal control over financial reporting.  We also discussed with BHZ the matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standard, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  BHZ provided to us the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BHZ’s communications with the Board concerning independence, and we discussed BHZ’s independence with them. In determining BHZ’s independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence.  We received regular updates on BHZ’s fees and the scope of audit and non-audit services they provided.  All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

Based on our discussions with management and our external auditors, our review of the representations of management, we recommended that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K. We also approved, subject to shareholder ratification, the selection of Baker Tilly Virchow Krause, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

Members of the Board:

Philip J. Myers
Kirbyjon H. Caldwell
Dennis J. Doyle
Michael G. Holmquist

The Audit Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K.

PROPOSAL 2
APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected the accounting firm of Baker Tilly Virchow Krause, LLP to audit the Company’s financial statements for, and otherwise act as the independent auditors with respect to, the year ending December 31, 2010, subject to the ratification of the holders of the Company’s common stock.  As previously reported on our Current Report on Form 8-K dated April 20, 2010, Boulay, Heutmaker, Zibell & Co., P.L.L.P. (“BHZ”) was not selected as our independent auditors for the year ending December 31, 2010.  BHZ has served as our independent registered public accounting firm since 1996. The reports of BHZ on the financial statements for the past two fiscal years ending December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 15, 2010, there have been no disagreements with BHZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BHZ would have caused them to make reference thereto in their report on the financial statements for such years. We engaged Baker Tilly Virchow Krause, LLP as our new independent auditors effective April 15, 2010.

To the Company’s knowledge, neither Baker Tilly Virchow Krause, LLP nor any of its partners has any direct financial interest or any material indirect financial interest in the Company, or has had any connection since the inception of the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. During the two most recent fiscal years and through April 15, 2010, the Company has not consulted with Baker Tilly Virchow Krause, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Baker Tilly Virchow Krause, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as that term is described in Item 304(a)(1)(v) of Regulation S-K.  No representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. or Baker Tilly Virchow Krause, LLP is expected to be present at the Annual Meeting.

If the shareholders do not ratify the selection of Baker Tilly Virchow Krause, LLP, the Board of Directors may still affirm its selection of Baker Tilly Virchow Krause, LLP as the Company’s independent auditors.  All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditors, unless other instructions are indicated thereon.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE BOARD’S APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

SHAREHOLDER PROPOSALS FOR THE
2011 ANNUAL MEETING OF
SHAREHOLDERS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify us, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, so that such notice is received by our Secretary by January 22, 2011. Any proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with the our Bylaws, which require at least twenty (20) days’ written notice prior to the meeting stating with reasonable particularity the substance of the proposal.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

By Order of the Board of Directors,

/s/ Philip J. Myers
Philip J. Myers
President and Secretary
April 21, 2010

CORPORATE INFORMATION

EXECUTIVE OFFICERS AND DIRECTORS

Philip J. Myers, Chairman, President and Secretary

Scott J. Marquis, Chief Financial Officer and Treasurer

Kirbyjon H. Caldwell, Director, Senior Pastor of Windsor Village United Methodist Church, Houston, Texas

Dennis J. Doyle, Director, Majority Owner and Co-Founder of Welsh Company, Inc., Minneapolis

Michael G. Holmquist, Director, Certified Public Accountant

OFFICERS OF OUR ADVISOR

Philip J. Myers, President, Secretary and Director

Scott J. Marquis, Vice President, Treasurer

TRANSFER AGENT

Computershare Trust Company, N.A.
PO Box 43070
Providence, RI  02940-3070
800-962-4284

LEGAL COUNSEL

Winthrop & Weinstine, P.A.
Suite 3500
225 South Sixth Street
Minneapolis, MN  55402

INDEPENDENT ACCOUNTANT

Baker Tilly Virchow Krause, LLP
225 South Sixth Street, Suite 2300
Minneapolis, MN   55402

COMMON STOCK INFORMATION

Our common stock is not regularly traded on any established market, however, it was sporadically traded on the over-the-counter market pink sheets under the symbol “ACMC.PK” during 2009.

From time to time, we have repurchased shares of common stock offered to us for sale.  During fiscal year 2009 the Board adopted a limited share repurchase program (500,000 shares), but we did not repurchase any shares during 2009.  The Company expects to repurchase 500,000 shares in the second quarter of fiscal 2010.

At April 19, 2010, we had 1,043 record holders of our common stock and an undetermined number of additional beneficial owners.

2010 ANNUAL MEETING

Our Annual Meeting of Shareholders will be held at 10:00 a.m., local time, on June 3, 2010 at our office, 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

SHAREHOLDER CONTACT

Inquiries concerning ACMC or matters of shareholder interest may be directed to:

American Church Mortgage Company
10237 Yellow Circle Drive
Minnetonka, Minnesota 55343
(952) 945-9455 (x 124)
Attention:  Scott J. Marquis

AMERICAN CHURCH MORTGAGE COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on June 3, 2010.

The proxy materials, including the proxy statement and the 2009 Annual Report are available at the “Investors Relations” tab on our website at: www.church-loans.net.

PROXY

The undersigned hereby appoints Philip J. Myers and Scott J. Marquis as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated hereon, all the shares of common stock of American Church Mortgage Company held of record by the undersigned on April 19, 2010, at the Annual Meeting of Shareholders to be held on June 3, 2010, or any adjournment thereof.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

1.	ELECTION OF DIRECTORS

01      Philip J. Myers
02      Kirbyjon H. Caldwell
03      Dennis J. Doyle
04      Michael G. Holmquist

[  ] VOTE FOR all nominees listed

[  ] VOTE WITHHELD for all nominees (to withhold authority to vote for anominee, write number(s) in the box provided)

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

[  ]  FOR                 [  ]  AGAINST             [  ]  ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

(CONTINUED FROM THE OTHER SIDE)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation or other entity, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Date:                                                         , 2010

                      _______________________________________________________
                   SIGNATURE

                      _______________________________________________________
                      TITLE (IF APPLICABLE)

                      ________________________________________________________
                      SIGNATURE (IF HELD JOINTLY)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

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